Exhibit 10(c)
SIXTH OMNIBUS AMENDMENT
          THIS SIXTH OMNIBUS AMENDMENT (this “Amendment”), dated as of September 21, 2007, is entered into by and among PULTE FUNDING, INC., as the borrower (the “Borrower”) and as the buyer (the “Buyer”), PULTE MORTGAGE LLC (“Pulte Mortgage”), as a seller (the “Seller”) and the servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as an issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (“La Fayette”), CALYON NEW YORK BRANCH, as a bank (“Calyon New York”), as a managing agent and as the administrative agent (the “Administrative Agent”), LLOYDS TSB BANK PLC, as a bank (“Lloyds”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (“JPMC”), JS SILOED TRUST (“JUSI Trust”), successor in interest to JUPITER SECURITIZATION COMPANY LLC (formerly known as Jupiter Securitization Corporation), as an issuer, and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent (“LaSalle”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
          WHEREAS, the Borrower, Atlantic, La Fayette, JUSI Trust, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Loan Agreement”);
          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Collateral Agency Agreement”);
          WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer, as amended, modified or supplemented to date (the “Repurchase Agreement”);
          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the “Operative Documents”);
          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.
          NOW, THEREFORE, the parties agree as follows:

     Section 1. Amendments to the Loan Agreement.
          (a) The definition of “Advance Rate” in Section 1.1 of the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Advance Rate” means (i) with respect to a Conforming Loan ninety-four percent (94%), or, with respect to an FHA Loan or a VA Loan, if a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (ii) with respect to an Alt-A Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Jumbo Loan, not including a Super Jumbo Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iv) with respect to a Super Jumbo Loan, ninety percent (90%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero and (v) with respect to a Special Mortgage Loan, one percent (1%) less than the Advance Rate otherwise applicable to the type of Mortgage Loan in clauses (i) — (iv) above, which corresponds to the type of Mortgage Loan which the Special Mortgage Loan is.
          (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a second mortgage secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home. A Bridge Loan shall have a Take-Out Commitment issued by Pulte Homes, Inc. and is a Second Lien Loan.
          (c) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (A) in its entirety and replacing it with the following:
     (A) with respect to each Eligible Mortgage Loan and at all times, an amount, which shall be submitted to the Collateral Agent by the Administrative Agent, equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:
          (1) the lesser of the original principal amount of such Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage on the closing and funding of such Eligible Mortgage Loan;
          (2) for each Eligible Mortgage Loan, an amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments with respect to all Non-Conforming Loans and with respect to all Conforming Loans, the weighted average purchase price (expressed as a percentage of par) for any Mortgage Loan that is the subject of a Hedge as such weighted average purchase prices are reported by the Servicer to the Administrative Agent along with the then most recent Mortgage Loan Data Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and
     (3) the Market Value of such Eligible Mortgage Loan; and
          (d) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
(a) at any time, the portion of total Collateral Value that may be attributable to Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount; provided that (i) if an Obligor on any Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Jumbo Loan shall have a Loan-to-Value Ratio of more than 80% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;
          (e) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:
(b) at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed two and a half percent (2.5%) of the Maximum Facility Amount, which percentage is a sublimit of clause (a) representing 25% of the 10% set forth in clause (a) provided that (i) if an Obligor on any Super Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Super Jumbo Loan shall have a Loan-to-Value Ratio of more than 75% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;
          (f) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following:
(c)(i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; provided that at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, with a principal amount greater than $600,000 but not in excess of $1,000,000 shall not exceed seven and a half (7.5%) of the Maximum Facility Amount which represents 30% of the 25% set forth in this clause (c)(i) above; provided further that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of Collateral Value attributable to Forty Year Alt-A Loans shall be zero; (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall be zero; and (iv) at any time, the portion of Collateral Value attributable to Alt-A Loans with a principal amount in excess of $1,000,000 shall be zero.

          (g) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (d) in its entirety and replacing it with the following:
(d) at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall be zero;
          (h) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following: (e) [Reserved].
          (i) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (h) in its entirety and replacing it with the following:
(h) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days shall be zero; except the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days but less than 120 days shall not exceed thirty percent (30%) of the Maximum Facility Amount;
          (j) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (k) in its entirety and replacing it with the following:
(k) at any time, the portion of total Collateral Value that may be attributable to Second Lien Loans shall be zero;
          (k) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (l) to such definition and replacing it with the following:
(l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed five percent (5%) of the Maximum Facility Amount;
          (l) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by adding the following as clause (m):
(m) at any time, the portion of total Collateral Value that may be attributable to Non-Conforming Loans shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; except the portion of total Collateral Value that may be attributable to Non-Conforming Loans during the months of December and January shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;
          (m) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by adding the following as clause (n):
(n) at any time with the deliverance of the Mortgage Loan Data Report by the Servicer the portion of total Collateral Value that may be attributable to Mortgage Loans that do not have verified assets and income (i.e., stated assets and stated income, or no assets and no income) shall be zero and (ii) the portion of Collateral Value that may be attributable to Mortgage Loans that have either stated assets or stated income shall not exceed fifteen percent (15%) of the Maximum Facility Amount;
          (n) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by adding the following as clause (o):
(o) at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans with Obligors who do not occupy the related dwelling shall not exceed ten percent (10%) of the Maximum Facility Amount;
          (o) The definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by adding the following as clause (p):
(p) at any time, the portion of total Collateral Value that may be attributable to FHA Loans or VA Loans with a Loan-to-Value Ratio or Combined Loan-to-Value Ratio greater than 100% shall be zero; and
          (p) the definition of “Collateral Value” in Section 1.1 of the Loan Agreement is hereby amended by adding the following clause (q):
(q) at any time the portion of Collateral Value that may be attributable to Non-Conforming Loans with a combined outstanding principal balance in excess of the combined outstanding principal balance of Conforming Loans shall be zero.
          (q) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Combined Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (C) with respect to Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not

reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 100%.
          (r) The definition of “Drawdown Termination Date” in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “September 21, 2007” in clause (a) therein and replacing them with “September 28, 2007”.
          (s) The definition of “Eligible Mortgage Loan” in Section 1.1 of the Loan Agreement is hereby amended by adding the following to the end of clause (b) of such definition: “and is not a Bridge Loan;”.
          (t) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “FICO Score Trigger Event” in its entirety and replacing it with the following:
“FICO Score Trigger Event” means that (A) with respect to Alt-A Loans, (i) the Pool Weighted Average FICO Score has been reported, in a Servicer Monthly Report, as less than 690, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average FICO Score that exceeds 690, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the Pool Weighted Average Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average Jumbo FICO Score that exceeds 700, and (C) with respect to Super Jumbo Loans, (i) the Pool Weighted Average Super Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average Super Jumbo FICO Score that exceeds 700.
          (u) The definition of “Jumbo Loan “ in Section 1.1 of the Loan Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000” and by removing “$1,500,000” each time such number appears and replacing it with “$2,000,000”.
          (v) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 80%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 80%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 85%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 85%, (C) with respect to Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 75%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 75% and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 100%.
          (w) The definition of “Market Value” in Section 1.1 of the Loan Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Market Value” means at the time determined, for any Mortgage Loan the value as provided by the Administrative Agent on behalf of the Managing Agents based on the values provided to the Administrative Agent by the Managing Agents. Each Managing Agent shall provide the Administrative Agent a determination of market value, which may be determined on a weighted average basis for the Mortgage Loans (based on the then most recent Mortgage Loan Data Report) as calculated by a third party which may be an Affiliate of such Managing Agent each Friday by 4:00 p.m. (eastern daylight time), and if such Friday is not a Business Day the immediately preceding Business Day, and by 8:00 a.m. (eastern daylight time) on any other Business Day at the option of any Managing Agent. The lowest determination of market value submitted to the Administrative Agent shall be the Market Value for purposes of clause (A)(3) of the definition of Collateral Value.
          (x) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Pool Weighted Average Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Jumbo Loans, of the product for each Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Jumbo Loans.
          (y) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Pool Weighted Average Super Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Super Jumbo Loans, of the product for each Super Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Super Jumbo Loans.

          (z) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Required Reserve Account Amount” in its entirety and replacing it with the following:
“Required Reserve Account Amount” means, on any date, 0.50% of the Maximum Facility Amount on such date or, if the Excess Spread is negative, the product of (i) the sum of the absolute value of the Excess Spread and 0.50% and (ii) the Maximum Facility Amount.
          (aa) The definition of “Super Jumbo Loan “ in Section 1.1 of the Loan Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000”.
          (bb) The definition of “Take-Out Commitment” in Section 1.1 of the Loan Agreement is hereby amended by removing “120” each time such number appears and replacing it with “90” and by removing “180” each time such number appears and replacing it with “120”.
          (cc) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
          (dd) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition:
“Mortgage Loan Data Report” means, with respect to any Mortgage Loan included in the Eligible Mortgage Collateral, a report that is reasonably satisfactory to the Managing Agents and is delivered pursuant to Section 3.7 of this Second Restated Loan Agreement by the Servicer for the purpose of calculating Market Value.
          (ee) Section 2.1(d) of the Loan Agreement is hereby amended by adding “(i)” to the beginning of such provision and adding the following subclause (ii) to the end of such provision:
(ii) If any of Moody’s, S&P or Fitch rate any publicly traded investment securities evidencing senior unsecured debt of the Performance Guarantor at less than Ba1, BBB- or BBB-, respectively, then the Administrative Agent on behalf of the Managing Agents may, and shall at the direction of the Majority Banks, do any one or both of the following: (1) declare the entire unpaid balance of the Obligations immediately due and payable, whereupon it shall be due and payable 10 Business Days after notification by the Administrative Agent to the Borrower; and (2) declare the Drawdown Termination Date to have occurred and terminate the Maximum Facility Amount which shall be effective upon notification by the Administrative Agent to the Borrower.
          (ff) Section 3.7 is hereby amended by deleting “[Reserved]” from such section and adding the following:
Reports: No later than 12:00 noon (eastern time), on Monday of each week or if such Monday is not a Business Day, the immediately preceding Business Day, and, on each other Business Day as requested at any time by any Managing Agent, the Servicer shall furnish to the Borrower, each Managing Agent and the Administrative Agent a report, which is reasonably satisfactory to the Managing Agents with respect to any Mortgage Loan included in the Eligible Mortgage Collateral for the purpose of calculating Market Value (the “Mortgage Loan Data Report”). On the same day that a Mortgage Loans Data Report is delivered, the Servicer shall report to the Managing Agents the information required by clause (A)(2) of the definition of Collateral Value.
          (gg) Section 8.1(ee) of the Loan Agreement is hereby deleted in its entirety.
          (hh) Schedule II to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule II attached as ANNEX A hereto.
     Section 2. Amendments to the Collateral Agency Agreement.
          (a) Schedule III to the Collateral Agency Agreement is hereby deleted in its entirety and replaced with the Schedule III attached as ANNEX A hereto
          (b) The definition of “Advance Rate” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Advance Rate” means (i) with respect to a Conforming Loan ninety-four percent (94%), or, with respect to an FHA Loan or a VA Loan, if a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (ii) with respect to an Alt-A Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Jumbo Loan, not including a Super Jumbo Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iv) with respect to a Super Jumbo Loan, ninety percent (90%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero and (v) with respect to a Special Mortgage Loan, one percent (1%) less than the Advance Rate otherwise applicable to the type of Mortgage Loan in clauses (i) — (iv) above, which corresponds to the type of Mortgage Loan which the Special Mortgage Loan is.
          (c) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a second mortgage secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home. A Bridge Loan shall have a Take-Out Commitment issued by Pulte Homes, Inc. and is a Second Lien Loan.

          (d) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (A) in its entirety and replacing it with the following:
     (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:
          (1) the lesser of the original principal amount of such Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage on the closing and funding of such Eligible Mortgage Loan;
          (2) for each Eligible Mortgage Loan, an amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments with respect to all Non-Conforming Loans and with respect to all Conforming Loans, the weighted average purchase price (expressed as a percentage of par) for any Mortgage Loan that is the subject of a Hedge as such weighted average purchase prices are reported by the Servicer to the Administrative Agent along with the then most recent Mortgage Loan Data Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and
          (3) the Market Value of such Eligible Mortgage Loan; and
          (e) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
(a) at any time, the portion of total Collateral Value that may be attributable to Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount; provided that (i) if an Obligor on any Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Jumbo Loan shall have a Loan-to-Value Ratio of more than 80% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;
          (f) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:
(b) at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed two and a half percent (2.5%) of the Maximum Facility Amount, which percentage is a sublimit of clause (a) representing 25% of the 10% set forth in clause (a) provided that (i) if an Obligor on any Super Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Super Jumbo Loan shall have a Loan-to-Value Ratio of more than 75% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;

          (g) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following:
(c)(i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; provided that at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, with a principal amount greater than $600,000 but not in excess of $1,000,000 shall not exceed seven and a half (7.5%) of the Maximum Facility Amount which represents 30% of the 25% set forth in this clause (c)(i) above; provided further that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of Collateral Value attributable to Forty Year Alt-A Loans shall be zero; (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall be zero; and (iv) at any time, the portion of Collateral Value that may be attributable to Alt-A Loans with a principal amount in excess of $1,000,000 shall be zero.
          (h) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (d) in its entirety and replacing it with the following:
(d) at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall be zero;
          (i) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following: (e) [Reserved].
          (j) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (h) in its entirety and replacing it with the following:
(k) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days shall be zero; except the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days but less than 120 days shall not exceed thirty percent (30%) of the Maximum Facility Amount;
          (k) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (k) in its entirety and replacing it with the following:
(k) at any time, the portion of total Collateral Value that may be attributable to Second Lien Loans shall be zero;

          (l) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clause (l) to such definition and replacing it with the following:
(l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed five percent (5%) of the Maximum Facility Amount;
          (m) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following as clause (m):
(m) at any time, the portion of total Collateral Value that may be attributable to Non-Conforming Loans shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; except the portion of total Collateral Value that may be attributable to Non-Conforming Loans during the months of December and January shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;
          (n) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following as clause (n):
(n) at any time with the deliverance of the Mortgage Loan Data Report by the Servicer the portion of total Collateral Value that may be attributable to Mortgage Loans that do not have verified assets and income (i.e., stated assets and stated income, or no assets and no income) shall be zero and (ii) the portion of Collateral Value that may be attributable to Mortgage Loans that have either stated assets or stated income shall not exceed fifteen percent (15%) of the Maximum Facility Amount;
          (o) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following as clause (o):
(o) at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans with Obligors who do not occupy the related dwelling shall not exceed ten percent (10%) of the Maximum Facility Amount; and
          (p) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following as clause (p):
(p) at any time, the portion of total Collateral Value that may be attributable to FHA Loans or VA Loans with a Loan-to-Value Ratio or Combined Loan-to-Value Ratio greater than 100% shall be zero; and
          (q) The definition of “Collateral Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following as clause (q):
(q) at any time the portion of Collateral Value that may be attributable to Non-Conforming Loans with a combined outstanding principal balance in excess of the combined outstanding principal balance of Conforming Loans shall be zero.

          (r) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition:
“Combined Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (C) with respect to Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 100%.
          (s) The definition of “Drawdown Termination Date” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the words “September 21, 2007” in clause (a) therein and replacing them with “September 28, 2007”.
          (t) The definition of “Eligible Mortgage Loan” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following to the end of clause (b) of such definition: “and is not a Bridge Loan;”.
          (u) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition of “FICO Score Trigger Event” in its entirety and replacing it with the following:
“FICO Score Trigger Event” means that (A) with respect to Alt-A Loans, (i) the Pool Weighted Average FICO Score has been reported, in a Servicer Monthly Report, as less than 690, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average FICO Score that exceeds 690, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the Pool Weighted Average Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the

Administrative Agent a revised Pool Weighted Average Jumbo FICO Score that exceeds 700, and (C) with respect to Super Jumbo Loans, (i) the Pool Weighted Average Super Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average Super Jumbo FICO Score that exceeds 700.
          (v) The definition of “Jumbo Loan “ in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000” and by removing “$1,500,000” each time such number appears and replacing it with “$2,000,000”.
          (w) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition:
“Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 80%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 80%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 85%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 85%, (C) with respect to Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 75%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 75% and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 100%.
          (x) The definition of “Market Value” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Market Value” means at the time determined, for any Mortgage Loan the value as provided by the Administrative Agent on behalf of the Managing Agents based on the values provided to the Administrative Agent by the Managing Agents. Each Managing Agent shall provide the Administrative Agent a determination of market value, which may be determined on a weighted average basis for the Mortgage Loans (based on the then most recent Mortgage Loan Data Report) as calculated by a third party which may be an Affiliate of such Managing Agent each Friday by 4:00 p.m. (eastern daylight time), and if such Friday is not a Business Day the immediately preceding Business Day, and by 8:00 a.m. (eastern daylight time) on any other Business Day at the option of any Managing Agent. The lowest determination of market value submitted to the Administrative Agent shall be the Market Value for purposes of clause (A)(3) of the definition of Collateral Value.
          (y) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition:
“Pool Weighted Average Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Jumbo Loans, of the product for each Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Jumbo Loans.
          (z) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition:
“Pool Weighted Average Super Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Super Jumbo Loans, of the product for each Super Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Super Jumbo Loans.
          (aa) The definition of “Super Jumbo Loan “ in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000”.
          (bb) The definition of “Take-Out Commitment” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by removing “120” each time such number appears and replacing it with “90” and by removing “180” each time such number appears and replacing it with “120”.
     Section 3. Amendments to the Repurchase Agreement.
          (a) The definition of “Advance Rate” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Advance Rate” means (i) with respect to a Conforming Loan ninety-four percent (94%), or, with respect to an FHA Loan or a VA Loan, if a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (ii) with respect to an Alt-A Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero,

(iii) with respect to a Jumbo Loan, not including a Super Jumbo Loan, ninety-two percent (92%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iv) with respect to a Super Jumbo Loan, ninety percent (90%), or, if a FICO Score Trigger Event, a Loan-to-Value Ratio Trigger Event or a Combined Loan-to-Value Ratio Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero and (v) with respect to a Special Mortgage Loan, one percent (1%) less than the Advance Rate otherwise applicable to the type of Mortgage Loan in clauses (i) — (iv) above, which corresponds to the type of Mortgage Loan which the Special Mortgage Loan is.
          (b) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of Bridge Loan:
“Bridge Loan” means a second mortgage secured by the individual borrower’s former home that is listed or under contract and is provided to the individual borrower to assist them in purchasing a new Pulte home. A Bridge Loan shall have a Take-Out Commitment issued by Pulte Homes, Inc. and is a Second Lien Loan.
          (c) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition of Collateral Proceeds:
“Collateral Proceeds” shall have the meaning given it in the Second Restated Loan Agreement.
          (d) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (A) in its entirety and replacing it with the following:
     (A) with respect to each Eligible Mortgage Loan and at all times, an amount equal to the product of the Advance Rate for such Eligible Mortgage Loan multiplied by the least of:
               (1) the lesser of the original principal amount of such Eligible Mortgage Loan or the acquisition price paid by Pulte Mortgage on the closing and funding of such Eligible Mortgage Loan;
               (2) for each Eligible Mortgage Loan, an amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments with respect to all Non-Conforming Loans and with respect to all Conforming Loans, the weighted average purchase price (expressed as a percentage of par) for any Mortgage Loan that is the subject of a Hedge as such weighted average purchase prices are reported by the Servicer to the Administrative Agent along with the then most recent Mortgage Loan Data Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

               (3) the Market Value of such Eligible Mortgage Loan; and
          (e) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
(a) at any time, the portion of total Collateral Value that may be attributable to Jumbo Loans shall not exceed ten percent (10%) of the Maximum Facility Amount; provided that (i) if an Obligor on any Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Jumbo Loan shall have a Loan-to-Value Ratio of more than 80% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;
          (f) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:
(b) at any time, the portion of total Collateral Value that may be attributable to Super Jumbo Loans shall not exceed two and a half percent (2.5%) of the Maximum Facility Amount, which percentage is a sublimit of clause (a) representing 25% of the 10% set forth in clause (a) provided that (i) if an Obligor on any Super Jumbo Loan shall have a FICO Score of less than 650, or (ii) if a Super Jumbo Loan shall have a Loan-to-Value Ratio of more than 75% or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero;
          (g) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following:
(c)(i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; provided that at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans, with a principal amount greater than $600,000 but not in excess of $1,000,000 shall not exceed seven and a half (7.5%) of the Maximum Facility Amount which represents 30% of the 25% set forth in this clause (c)(i) above; provided further that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio or a Combined Loan-to-Value Ratio of more than 95%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of Collateral Value attributable to Forty Year Alt-A Loans shall be zero and (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall be zero at any time, the portion of Collateral Value that may be attributable to Alt-A Loans in excess of $1,000,000 shall be zero;
          (h) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (d) in its entirety and replacing it with the following:

(d) at any time, the portion of total Collateral Value that may be attributable to Subprime Loans shall be zero;
          (i) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following: (e) [Reserved].
          (j) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (h) in its entirety and replacing it with the following:
(h) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days shall be zero; except the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans for more than 90 days but less than 120 days shall not exceed thirty percent (30%) of the Maximum Facility Amount;
          (k) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (k) in its entirety and replacing it with the following:
(k) at any time, the portion of total Collateral Value that may be attributable to Second Lien Loans shall be zero;
          (l) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting clause (l) to such definition and replacing it with the following:
(l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed five percent (5%) of the Maximum Facility Amount;
          (m) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following as clause (m):
(m) at any time, the portion of total Collateral Value that may be attributable to Non-Conforming Loans shall not exceed twenty-five percent (25%) of the Maximum Facility Amount; except the portion of total Collateral Value that may be attributable to Non-Conforming Loans during the months of December and January shall not exceed thirty-five percent (35%) of the Maximum Facility Amount;
          (n) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following as clause (n):
(n) at any time with the deliverance of the Mortgage Loan Data Report by the Servicer the portion of total Collateral Value that may be attributable to Mortgage Loans that do not have verified assets and income (i.e., stated assets and stated income, or no assets and no income) shall be zero and (ii) the portion of Collateral Value that may be attributable to Mortgage Loans that have either stated assets or stated income shall not exceed fifteen percent (15%) of the Maximum Facility Amount;
          (o) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following as clause (o):
(o) at any time, (i) the portion of total Collateral Value that may be attributable to Mortgage Loans with Obligors who do not occupy the related dwelling shall not exceed ten percent (10%) of the Maximum Facility Amount;
          (p) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following as clause (p):
(p) at any time, the portion of total Collateral Value that may be attributable to FHA Loans or VA Loans with a Loan-to-Value Ratio or Combined Loan-to-Value Ratio greater than 100% shall be zero; and
          (q) The definition of “Collateral Value” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following as clause (q):
(q) at any time the portion of Collateral Value that may be attributable to Non-Conforming Loans with a combined outstanding principal balance in excess of the combined outstanding principal balance of Conforming Loans shall be zero.
          (r) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition:
“Combined Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, (C) with respect to Super Jumbo Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 95%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 95%, and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Combined Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not

reported to the Administrative Agent a revised weighted average Combined Loan-to-Value Ratio that is less than 100%.
          (s) The definition of “Eligible Mortgage Loan” in Section 1.01 of the Repurchase Agreement is hereby amended by adding the following to the end of clause (b) of such definition: “and is not a Bridge Loan;”.
          (t) The definition of “Facility Termination Date” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “September 21, 2007” in clause (a) therein and replacing them with “September 28, 2007”.
          (u) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of “FICO Score Trigger Event” in its entirety and replacing it with the following:
“FICO Score Trigger Event” means that (A) with respect to Alt-A Loans, (i) the Pool Weighted Average FICO Score has been reported, in a Servicer Monthly Report, as less than 690, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average FICO Score that exceeds 690, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the Pool Weighted Average Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average Jumbo FICO Score that exceeds 700, and (C) with respect to Super Jumbo Loans, (i) the Pool Weighted Average Super Jumbo FICO Score has been reported, in a Servicer Monthly Report, as less than 700, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised Pool Weighted Average Super Jumbo FICO Score that exceeds 700.
          (v) The definition of “Jumbo Loan “ in Section 1.01 of the Repurchase Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000” and by removing “$1,500,000” each time such number appears and replacing it with “$2,000,000”.
          (w) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition:
“Loan-to-Value Ratio Trigger Event” means that (A) with respect to Alt-A Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 80%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 80%, (B) with respect to Jumbo Loans, not including Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 85%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 85%, (C) with respect to Super Jumbo Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 75%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 75% and (D) with respect to Confirming Loans that are FHA Loans or VA Loans, (i) the weighted average Loan-to-Value Ratio has been reported, in a Servicer Monthly Report, as greater than 100%, (ii) a period of seven Business Days has elapsed from the date of receipt of such report by the Administrative Agent and (iii) the Servicer has not reported to the Administrative Agent a revised weighted average Loan-to-Value Ratio that is less than 100%.
          (x) The definition of “Market Value” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:
“Market Value” means at the time determined, for any Mortgage Loan the value as provided by the Administrative Agent on behalf of the Managing Agents based on the values provided to the Administrative Agent by the Managing Agents. Each Managing Agent shall provide the Administrative Agent a determination of market value, which may be determined on a weighted average basis for the Mortgage Loans (based on the then most recent Mortgage Loan Data Report) as calculated by a third party which may be an Affiliate of such Managing Agent each Friday by 4:00 p.m. (eastern daylight time), and if such Friday is not a Business Day the immediately preceding Business Day, and by 8:00 a.m. (eastern daylight time) on any other Business Day at the option of any Managing Agent. The lowest determination of market value submitted to the Administrative Agent shall be the Market Value for purposes of clause (A)(3) of the definition of Collateral Value.
          (y) Section 1.01 of the Repurchase Agreement is hereby amended by adding he following definition:
“Pool Weighted Average Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Jumbo Loans, of the product for each Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Jumbo Loans.
          (z) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition:
“Pool Weighted Average Super Jumbo FICO Score” means, as of any date, an amount, reported in the most recent Servicer Monthly Report, equal to the ratio of (a) the sum, for all Super Jumbo Loans, of the product for each Super Jumbo Loan of (i) its FICO Score and (ii) its original principal balance to (b) the sum of the original principal balances of all Super Jumbo Loans.

          (aa) The definition of “Super Jumbo Loan” in Section 1.01 of the Repurchase Agreement is hereby amended by removing “$1,000,000” each time such number appears and replacing it with “$750,000”.
          (bb) The definition of “Take-Out Commitment” in Section 1.01 of the Repurchase Agreement is hereby amended by removing “120” each time such number appears and replacing it with “90” and by removing “180” each time such number appears and replacing it with “120”.
          (cc) Section 2.07 of the Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
     Section 2.07. Intent of the Seller and Buyer:
     Paragraph 6 of the Master Repurchase Agreement is hereby deleted and replace with the following:
The parties to this Agreement intend that each Transaction constitutes “a ‘repurchase agreement’ as that term is defined in Section 101 of Title 11 of the United States Code, as amended” and further constitutes “a ‘securities contract’ as that term is defined in Section 747 of Title 11 of the United States Code, as amended.”
The Seller and the Buyer have structured this Agreement with the intention that each Purchase of Mortgage Assets hereunder be treated as a sale of such Mortgage Assets by the Seller to the Buyer for all purposes. The Seller and the Buyer shall record each related Purchase on its books and records, and reflect each related Purchase in its financial statements, in accordance with GAAP, and the Seller and the Buyer shall report each related Purchase on its tax returns as required by applicable tax law. In the event that, contrary to the mutual intent of the Seller and the Buyer, any Purchase of Mortgage Assets hereunder is not characterized as a sale or absolute transfer, the Seller shall, effective as of the date hereof, be deemed to have granted (and the Seller hereby does grant) to the Buyer a first priority security interest in and to any and all Mortgage Assets, the related Mortgage Loan Collateral and Collateral Proceeds with respect thereto and the proceeds thereof to secure the repayment of all amounts advanced to the Seller hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.
          (a) Schedule III to the Repurchase Agreement is hereby deleted in its entirety and replace with the Schedule III attached as ANNEX A hereto.
     Section 4. Operative Documents in Full Force and Effect as Amended.
          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

     Section 5. Miscellaneous.
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
          (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PULTE FUNDING, INC., as the Borrower and the Buyer
By:	/s/ David M. Bruining
	Name:	David M. Bruining
	Title:	VP/CFO

PULTE MORTGAGE LLC, as the Servicer and the Seller
By:	/s/ John D’Agostino
	Name:	John D’Agostino
	Title:	VP/Treasurer

[Page 1 of 5 to Sixth Pulte Amendment]

CALYON NEW YORK BRANCH, as a Bank, as a Managing Agent and as the Administrative Agent
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Philippe Soustra
	Name:	Philippe Soustra
	Title:	Executive Vice President

ATLANTIC ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Philippe Soustra
	Name:	Philippe Soustra
	Title:	Executive Vice President

LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Philippe Soustra
	Name:	Philippe Soustra
	Title:	Executive Vice President

[Page 2 of 5 to Sixth Pulte Amendment]

LLOYDS TSB BANK PLC, as a Bank
By:	/s/ Michelle White
	Name:	Michelle White
	Title:	Associate Director W154

By:	/s/ Kathy Simmons
	Name:	Kathy Simmons
	Title:	Managing Director S034

[Page 3 of 5 to Sixth Pulte Amendment]

LASALLE BANK NATIONAL ASSOCIATION, as the Collateral Agent
By:	/s/ Gerald T. Sajdak
	Name:	Gerald T. Sajdak
	Title:	Vice President

[Page 4 of 5 to Sixth Pulte Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent
By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

JS SILOED TRUST, as an Issuer
By:	JPMorgan Chase Bank, N.A., Administrative Trustee

By:	/s/ Jill T. Lane
	Name:	Jill T. Lane
	Title:	Vice President

[Page 5 of 5 to Sixth Pulte Amendment]

ANNEX A
Schedule II to the Loan Agreement
Schedule III to the Collateral Agency Agreement
Schedule III to the Repurchase Agreement
APPROVED INVESTORS

Take-Out Investors	Limit	Moody’s LT/ST	S&P LT/ST	Rated Entity

ABN AMRO Incorporated	100%	Aa3/P-1	AA-/A-1+	Fitch AA-/F1+
Astoria Financial Corp.	25%	Baa1	BBB-/A-2	Fitch BBB+/F2
Aurora Loan Services, Inc.	100%	A1/P-1	A/A1	Fitch A+/F1
Banc of America Securities LLC	100%	P-1	A-1+	Fitch F1+
Banc One Capital Markets, Inc.	100%	A1	BBB	Fitch F2
Banc One Corp.	100%	A1	BBB	Fitch F2
Bank of America Mortgage	100%	P-1	A-1+	Fitch F1+
Barclays Capital Inc.	100%	P-1	A-1+	Fitch F1+
Bear, Stearns & Co., Inc.	100%	P-1	A-1	Fitch F1+
BNP Paribas Securities Corp.	100%	P-1	A-1	Fitch F1+
Charter One Financial Inc.	10%	NR	WR
Chase Financial Corp.	100%	Aa3/P-1	A+/A1	Fitch A+/F1
Chase Manhattan Mortgage Corporation	100%	Aa3/P-1	A+/A1	Fitch A+/F1
Chase Securities Inc.	100%	Aa3/P-1	A+/A1	Fitch A+/F1
CIBC World Markets Corp.	100%	Aa3/P-1	NR
Citicorp Mortgage Corp.	100%	Aa1/P-1	AA-/A-1+	Fitch AA+/F1+
Colorado Housing Finance Authority	100%	Aaa	AA-/A1+
Commercial Federal Corp.	10%	WR	BB+	Fitch BBB-/F3
Countrywide (Conforming Loans)	100%	A3/P-2	A/A-1	Fitch A/F1
(Non-Conforming Loans)	20%
CSFB	100%	Aa3/P-1	A+/A-1	Fitch AA-/F1+
Daiwa Securities America, Inc.	25%	Baa3	BBB/A-2	Fitch BBB/F2
Dakota County Bond (Minnesota)	100%	Aaa	NR
Deutsche Bank Securities Inc.	100%	Aa3/P-1	AA-/A-1+	Fitch AA-/F1+

Take-Out Investors	Limit	Moody’s LT/ST	S&P LT/ST	Rated Entity

Dresdner Kleinwort Benson North America LLC	100%	A1/P-1	A/A-1	Fitch A/F1
E*Trade	10%	Ba3	BB
Federal Home Mortgage Corp.	100%	Aaa/P-1	AAA/ A1+

Federal National Mortgage Association	100%	Aaa/P-1	AAA
Fidelity Bancshares, Inc.	100%	Aa3/P-1	AA-/A-1+	Fitch A+
First Nationwide Mortgage Corporation	10%	NR	NR
First Union Mortgage Corporation	100%	Aa3/P-1	A+/A-1	Fitch AA-/F1+
Fleet Mortgage group	100%	Aa2/WR	WR	Fitch AA-/F1+
Florida Housing Finance Agency	100%	Aa1	NR
Fuji Securities Inc.	100%	WR	A2	Fitch WR
GE Capital Mortgage Services Inc.	100%	Aaa/P-1	AAA/A-1+
GMAC Mortgage	25%	Baa2/P-2	BB/B-1	Fitch BB+/B
Goldman, Sachs & Co.	100%	Aa3/P-1	A+/A-1	Fitch AA-/F1+
Government National Mortgage Association.	100%	Aaa	AAA
Greenwich Capital Markets, Inc.	100%	Aa3	AA-	Fitch F1+
Homeside Lending Inc.	10%	WR	WR	Fitch WR
Housing Finance Authority of Broward County (FL)	10%	Aaa	NR
Illinois Housing Development Authority	100%	Aaa	AA-/A1+
Indy Mac (Independent National Mortgage Corp.)	10%	NR	BB+	Fitch BBB-/F2
J. P. Morgan Securities, Inc.	100%	Aa3/P-1	A+/A1	Fitch A+/F1
Leader Mortgage Corp.	10%	NR	NR
Lehman Brothers Inc.	100%	A1/P-1	A/A1	Fitch A+/F1
Long Beach Financial Corp.	10%	NR	NR
Maryland Housing Opportunities Commission (HOC)	10%	NR	NR
Merrill Lynch Government Securities Inc.	100%	Aa3/P-1	A+/A-1	Fitch AA-/F1+
Minnesota Housing Finance Agency	10%	NR	NR
Morgan Stanley & Co. Incorporated	100%	Aa3/P-1	A+/A1	Fitch A+/F1
Nesbitt Burns Securities Inc.	100%	Aa3/P-1	AA-/A-1+	Fitch AA-/F1+
Nevada State Housing Finance Agency	10%	NR	NR
New Jersey Housing Finance Agency	10%	NR	NR
Nomura Securities International, Inc.	25%	Baa1	BBB+/A-2	Fitch BBB/F2
North Carolina HFA	100%	Aa3	AA-/A1+
Ohio Savings Financial Corp. (Ohio Savings Bank)	10%	NR	NR
Opteum Financial Services	10%	NR	NR
PaineWebber Incorporated	100%	Aa2/P-1	WR	Fitch AA+/F1+
Pinellas County Finance Authority	100%	Aaa	A-

Pulte Corporation	10%	Baa3	BBB-	Fitch BBB+
Residential Mortgage Inc.	10%	NR	NR
Salomon Smith Barney	100%	Aa1/P-1	AA-/A-1+	Fitch AA+/F1+
Saxon Mortgage, Inc.	10%	NR	NR
SG Cowen Securities Corporation	100%	Aa2/P-1	AA-/A-1+	Fitch AA-/F1+
Texas Department of Housing and Community Affairs (TDHCA)	10%	Aaa	AA/A1+
Texas Veteran Land Bond and bon VLB Loans	10%	NR	NR
The Industrial Development Authority of the County of Maricopa, AZ	100%	WR	A/A1
The Industrial Development Authority of the County of Pima, AZ	10%	Ba3	B+
UBS Warburg LLC	100%	Aa2/P-1	AA+/A-1+	Fitch AA+/F1+
Washington Mutual (formerly Alta Residential Mortgage)	100%	A3/P-2	A-/A-2	Fitch A/F1
Wells Fargo Funding, Inc. (formerly Norwest mortgage)	100%	Aa1/P-1	AA-/A-1+	Fitch AA/F1+
Wells Fargo Mortgage Resources (formerly Director’s Acceptance)	100%	Aa1/P-1	AA-/A-1+	Fitch AA/F1+
Zions First National Bank	100%	A2/P-1	A-/A-2	Fitch A-/F1